June 9, 2025 NASDAQ: RNA | aviditybio.com Investor & Analyst Event Series     Delivering for People Living with Facioscapulohumeral Muscular Dystrophy (FSHD) Exhibit 99.1

Forward-Looking Statements We caution the reader that this presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding: our business strategies and plans; research and development plans; the anticipated timing, costs, design, enrollment status, goals, dosage levels and frequencies, and conduct of our ongoing and planned clinical trials for delpacibart braxlosiran (del-brax); the timing of release of data from our ongoing clinical programs; the characterization of data and results from the Phase 1/2 FORTITUDE™ trial, and conclusions drawn therefrom; our plans to file a BLA for accelerated approval of del-brax and the timing thereof; the potential for del-brax to achieve accelerated or full approval from regulators; the status of feedback from the FDA regarding a regulatory path (including potential accelerated approval) for del-brax; the use of KHDC1L as a surrogate endpoint; topline data from the biomarker cohort of the FORTITUDE trial and the timing thereof; the significance of the ReSolve natural history study as compared to topline data from the FORTITUDE trial; the ability of del-brax to improve the lives of people with FSHD; safety and tolerability, and functional benefit, of our product candidates; the potential of the AOC platform; the ability of our product candidates to treat rare diseases; timing and likelihood of success; product approvals; plans and objectives of management for future operations; and future results of anticipated product development efforts. In some cases, the reader can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in our business and beyond our control, including, without limitation: additional requests for data by regulators may result in significant additional expense and timing delays; data delivered to the FDA may not support accelerated approval pathways or BLA submissions and may not be satisfactory to the FDA, including as a result of our inability to establish that a novel biomarker may serve as a surrogate endpoint reasonably likely to predict a clinical benefit;  preliminary results of a clinical trial are not necessarily indicative of final results; additional participant data related to del-brax that continues to become available may be inconsistent with the data produced as of the most recent date cutoff, and further analysis of existing data and analysis of new data may lead to conclusions different from those established as of such date cutoff; unexpected adverse side effects or inadequate efficacy of del-brax may delay or limit its development, regulatory approval and/or commercialization, or may result in clinical holds which may not be timely lifted, recalls or product liability claims; we may not successfully achieve accelerated or full approval for del-brax; we are early in our development efforts; our approach to the discovery and development of product candidates based on our AOC platform is unproven, and we do not know whether we will be able to develop any products of commercial value; the results of  early clinical trials are not necessarily predictive of future results; potential delays in the commencement, enrollment, data readouts and completion of clinical trials; our dependence on third parties in connection with preclinical and clinical testing and product manufacturing; we may not realize the expected benefits of our collaborations with third parties, our existing collaborations may terminate earlier than expected or we may not be able to form new collaborations; regulatory developments in the United States and foreign countries, including acceptance of INDs and similar foreign regulatory submissions and our proposed design of future clinical trials; Fast Track and Breakthrough Therapy designations by the FDA may not lead to a faster development or regulatory review or approval process; our ability to obtain and maintain intellectual property protection for our product candidates and proprietary technologies; we may exhaust our capital resources sooner than we expect and fail to raise additional needed funds; and other risks described in our filings with the SEC, including under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2024, filed with the SEC on February 27, 2025, and in subsequent filings with the SEC. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and the reader is cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

OUR VISION To profoundly improve people’s lives by revolutionizing the delivery of RNA therapeutics Amy Living with FSHD Josh Living with FSHD

mAb OLIGO delpacibart braxlosiran abbreviation: del-brax Poised for three successive BLA submissions in 12 months starting year-end 2025 Share FDA confirmation of accelerated approval pathway in US 1 Present FORTITUDE™ 12 Month Topline Data 2 Announce initiation of global confirmatory Phase 3 study 3 Today’s Update

Accelerating del-brax Toward Approval Accelerated Approval Pathway is Open Consistent and Reproducible Topline Data Global Confirmatory Phase 3 Study Initiated Written confirmation from FDA that accelerated approval pathway is open Primary endpoint is reduction in circulating biomarker, cDUX™ Anticipate biomarker cohort topline data in Q2 2026 and BLA submission in H2 2026 Unprecedented and consistent reduction in DUX4-regulated biomarkers Improved functional mobility and muscle strength Favorable safety and tolerability Aligned with FDA on confirmatory Phase 3 FORWARD™ trial design 200 participants, 18-month trial initiated 1:1 randomized, double blind, placebo-controlled trial

Jeffrey M. Statland, M.D. Professor of Neurology, University of Kansas Medical Center Steve Hughes, M.D. Chief Medical Officer Sarah Boyce President & CEO Michael Flanagan, Ph.D. Chief Scientific Officer Kat Lange Chief Business Officer Delivering for People Living with FSHD AVIDITY MANAGEMENT TEAM GUEST SPEAKER

Agenda Delivering for People Living with FSHD Sarah Boyce, President & CEO Advancing the First Potential FSHD Treatment Toward Regulatory Approvals Steve Hughes, M.D., CMO FORTITUDE™ Topline Data Jeffrey M. Statland, M.D., Professor of Neurology, University of Kansas Medical Center A Game-Changing Circulating Biomarker for FSHD Michael Flanagan, Ph.D., CSO Registrational Studies Steve Hughes, M.D., CMO Closing Remarks Sarah Boyce, President & CEO Q&A Session Avidity Management & Dr. Statland Moderator: Kat Lange, CBO

FORTITUDE™ 12 Month Topline Readout



12-month study duration
2:1 Randomization Del-brax: Placebo
2 mg/kg* cohort completed – Q13W dosing
(N = 12)
* 2mg/kg cohort: first dose at 1 mg/kg; all subsequent doses at 2 mg/kg
4 mg/kg cohort completed – Q13W dosing
(N = 27)
OLE
2 mg/kg Q6W
Dose
Booster
Multidose quarterly with 1 booster after first 6 weeks; Dose listed is siRNA
Muscle biopsies to be performed at Baseline and 4 months

Study Design

- Randomized, double-blind, placebo-controlled study
- FSHD participants ages 18-65

Primary and Secondary Objectives

- Safety and tolerability of ascending doses of *del-brax* in participants with FSHD
- Pharmacokinetics

Key Exploratory Objectives

- Pharmacodynamics
  - Biomarkers
- Patient and Clinician reported outcomes
- Clinical measures
  - 10MWRT
  - TUG
  - QMT
  - RWS

AVIDITY BIOSCIENCES

QMT = quantitative muscle testing; 10MWRT = 10-meter walk-run test; TUG = timed up-and-go; RWS = Reachable Workspace; OLE = Open Label Extension

FORTITUDE®

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Baseline Demographics and Characteristics Placebo N=13 % or mean (SD) Del-brax 2 mg/kg* N=8 % or mean (SD) Del-brax 4 mg/kg N=18 % or mean (SD) Sex, % Male 92.3 62.5 50.0 Age, years 52.1 (9.92) 51.6 (11.62) 45.2 (11.49) Genetic Diagnosis, % FSHD 1 100 100 100 FSHD Clinical Score 9.2 (2.28) 9.3 (2.31) 8.5 (1.92) D4Z4 Repeat Number 5.5 (2.03) 5.8 (2.60) 4.7 (1.53) Age at First Symptom Onset (y) 22.2 (15.54) 28.6 (17.75) 20.7 (13.82) *Participants receive a first dose of 1mg/kg and then receive the 2mg/kg dose for the remainder of the study

Del-brax: Favorable Long-Term Safety and Tolerability Including OLE Subjects with ≥ 1 AE n (%) Placebo N=13 2 mg/kg* N=8 4 mg/kg N=18 OLE** N=38 Any AE 12 (92.3%) 8 (100%) 18 (100%) 21 (55.3) Related to study drug 3 (23.1%) 6 (75%) 11 (61.1%) 9 (23.7%) Severe AE 0 0 0 2 (5.3%) Serious AE (SAE) 0 0 0 1 (2.6%) Severe or SAEs related to study drug 0 0 0 0 AE leading to study discontinuation 0 0 0 0 AE leading to death 0 0 0 0 All participants enrolled remain in study No discontinuations Most AEs mild or moderate No related severe or serious AEs Most common related AEs occurring in greater than 3 participants: Fatigue Hemoglobin decreased 1 unrelated severe, non-serious AE of herpes zoster occurred in one participant 3 unrelated severe, serious AEs of radius fracture, pelvic fracture, and fractured sacrum occurred in one participant *Participants receive a first dose of 1mg/kg and then receive the 2mg/kg dose for the remainder of the study **38 out of 39 participants had begun treatment in OLE; data as of May 7th, 2025; Final participants began treatment in FORTITUDE-OLE™ after the data cut

Agenda Delivering for People Living with FSHD Sarah Boyce, President & CEO Advancing the First Potential FSHD Treatment Toward Regulatory Approvals Steve Hughes, M.D., CMO FORTITUDE™ Topline Data Jeffrey M. Statland, M.D., Professor of Neurology, University of Kansas Medical Center A Game-Changing Circulating Biomarker for FSHD Michael Flanagan, Ph.D., CSO Registrational Studies Steve Hughes, M.D., CMO Closing Remarks Sarah Boyce, President & CEO Q&A Session Avidity Management & Dr. Statland Moderator: Kat Lange, CBO

Jeffrey M. Statland, M.D. is a Professor of Neurology at the University of Kansas Medical Center in Kansas City, Kansas. His research background has centered primarily on describing the natural history of and response to therapy for neuromuscular diseases. He completed a neuromuscular fellowship in Experimental Therapeutics of Neurological Diseases at the University of Rochester Medical Center and currently serves as principal investigator or co-investigator for research studies in Facioscapulohumeral Muscular Dystrophy (FSHD), Duchenne Muscular Dystrophy, Spinal Muscular Atrophy, and Myotonic Dystrophy. His specific research interest over the last 10 years has been preparing for clinical trials in FSHD. He has systematically analyzed the performance of strength and functional outcomes in prior FSHD clinical trials and compared to performance in natural history studies. He has worked with collaborators to develop new disease-relevant outcome measures to assess patient-reported disease burden, functional impairment, and physiological changes in muscle. He along with his collaborators formed an FSHD Clinical Trial Research Network in 2016 which currently has 30 international centers participating in studies to increase our understanding of FSHD and prepare for clinical trials. Jeffrey M. Statland, M.D. Professor of Neurology, University of Kansas Medical Center

Facioscapulohumeral Muscular Dystrophy (FSHD) Rare, hereditary disorder causing relentless loss of muscle function and progressive disability  One of the most common forms of muscular dystrophy, FSHD causes progressive muscle weakness, pain, fatigue and disability Onset typically occurs in teenage or early adult years Steady loss of independence and ability to care for oneself 20% of participants become wheelchair dependent Autosomal dominant - multiple generations can be affected 20-30% arise from spontaneous mutations Aberrant DUX4 expression is the underlying cause of disease 0 ~45,000 - 87,000 PEOPLE WITH FSHD IN THE US & EUROPE APPROVED THERAPIES Russell Living with FSHD

What Matters to Patients is to Have Their Disease Under Control Over 60% of patients express that slowing or stopping the loss of muscle function would be the most meaningful outcome FSHD Voice of the Patient (June 2020) highlighted that the most meaningful outcome for patients is to slow or stop the loss of muscle function. People living with FSHD are most worried about: the unknown of how the disease will progress losing independence losing mobility/ability to walk becoming a burden to their family Short of a cure, what outcome is the most meaningful to you in a future treatment? Select your top choice. FSHD Society. Voice of the Patient Report: Externally Led Patient-Focused Drug Development Meeting. Published November 2020. Accessed June 2025.

Improved Functional Mobility in del-brax Treated Participants Compared to Placebo Data at 12 months with Q13W dosing 10MWRT Change in seconds All del-brax data shown in this presentation is as of the May 2025 data cutoff date. All data shown are mean change (± SEM) from Baseline to Month 12. 2mg/kg and 4mg/kg treatment arms pooled. 10MWRT = 10-meter walk-run test. One placebo participant had an unreliable baseline measurement and was removed from all analyses. One placebo and two del-brax participants did not complete the assessment. Improving 10m

Improved Functional Mobility in del-brax Treated Participants Compared to Placebo Data at 12 months with Q13W dosing TUG Change in seconds All data shown are mean change (± SEM) from Baseline to Month 12. 2mg/kg and 4mg/kg treatment arms pooled. TUG = timed up-and-go; maximal effort. One placebo participant had an unreliable baseline measurement and was removed from all analyses. Two placebo and two del-brax participants did not complete the assessment. Improving 3m

Improved Strength in del-brax Treated Participants Compared to Placebo All data shown are mean change (± SEM) from Baseline to Month 12. QMT = quantitative muscle testing, PPN = percent predicted normal. One placebo participant had an unreliable baseline measurement and was removed from all analyses. 2mg/kg and 4mg/kg treatment arms pooled Data at 12 months with Q13W dosing QMT Elbow flexor/ extensor Shoulder abductors/ rotators Knee flexors/ extensors Ankle dorsiflexors Change in QMT PPN Improving

Improved Upper Limb Function in *del-brax* Treated Participants Compared to Placebo

Data at 12 months with Q13W dosing


RWS
Q1
Q3
Q2
Q4
Average of 2 arms for Q1 and Q3 with weight


Change in RSA
Placebo (N=12)
Del-brax (N=26)
-0.04
-0.02
0.00
0.02
0.04
Improving

All data shown are mean change (± SEM) from Baseline to Month 12. RWS = Reachable Workspace; RSA = Relative Surface Area. One placebo participant had an unreliable baseline measurement and was removed from all analyses. 2mg/kg and 4mg/kg treatment arms pooled

AVIDITY BIOSCIENCES
FORTITUDE®
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Improved Functional Mobility in *del-brax* Treated Participants Relative to Placebo Exceeding MCID at Both Doses

Data at 12 months with Q13W dosing



Del-brax 2mg/kg* (N = 7)
Del-brax 4mg/kg (N = 17)
Change in 10MWRT (sec) relative to placebo
4
2
0
-2
-4
MCID = 0.92 sec
Favors del-brax
Change in TUG (sec) relative to placebo
8
4
0
-4
-8
MCID = 1 sec
Favors del-brax

Dose regimen selected for registrational studies is 2mg/kg Q6W

All data shown are mean difference (± SEM) between *del-brax* and placebo for change from baseline at Month 12. TUG, maximal effort One placebo participant had an unreliable baseline measurement and was removed from all analyses. One *del-brax* participant was removed from the 10MWRT results as they transitioned to using a walker due to a hamstring injury during the study. MCID = Minimal Clinically Important Difference from ReSolve Study anchored to Current Abilities Scale. *Participants received a first dose of 1mg/kg and then received the 2mg/kg dose for the remainder of the study

AVIDITY BIOSCIENCES

FORTITUDE®

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Improved Strength and Upper Limb Mobility in del-brax Treated Participants Relative to Placebo All data shown are mean difference (± SEM) between del-brax and placebo for change from baseline at Month 12. One placebo participant had an unreliable baseline measurement and was removed from all analyses. *Participants received a first dose of 1mg/kg and then received the 2mg/kg dose for the remainder of the study. Dose regimen selected for registrational studies is 2mg/kg Q6W Favors del-brax Favors del-brax Change in QMT (PPN) relative to placebo Change in RWS (RSA) relative to placebo Del-brax 2mg/kg* (N = 8) Del-brax 4mg/kg (N = 18) Data at 12 months with Q13W dosing

Improved Quality of Life in *del-brax* Treated Participants Compared to Placebo

Data at 12 months with Q13W dosing



Del-brax (N=26)
Placebo (N=12)
PROMIS
Physical Function
-2
-1
0
1
2
Fatigue
4
2
0
-2
-4
NeuroQol
Upper Extremity
-2
0
2
Sleep Disturbance
5
0
-5
Improving
Improving

All data shown are mean change (± SEM) from Baseline to Month 12. One placebo participant had an unreliable baseline measurement and was removed from all analyses. 2mg/kg and 4mg/kg treatment arms pooled

AVIDITY BIOSCIENCES
FORTITUDE®
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Improved Quality of Life in del-brax Treated Participants Compared to Placebo Data at 12 months with Q13W dosing All data shown are mean change (± SEM) from Baseline to Month 12. VAS = Visual Assessment Score. One placebo participant had an unreliable baseline measurement and was removed from all analyses. EQ5D overall VAS is 100 point scale; Worst Pain VAS is 10 point scale. 2mg/kg and 4mg/kg treatment arms pooled Worst Pain (VAS) EQ5D Overall Health (VAS) Severity Change Improving Improving Pain & Overall Health Patient Global Impression Placebo (N=12) Del-brax (N=26)

On Track to be First Disease-Modifying Treatment for People with FSHD 12-month analysis showed del-brax treated participants compared to placebo: Improved functional mobility measured by 10MWRT and TUG Improved muscle strength measured by QMT Improved quality of life as measured by patient reported outcomes Favorable long-term safety and tolerability Rapidly advancing FORTITUDE™ biomarker trial and global confirmatory Phase 3 FORWARD™ trial with selected 2mg/kg Q6W dose and interval

Agenda Delivering for People Living with FSHD Sarah Boyce, President & CEO Advancing the First Potential FSHD Treatment Toward Regulatory Approvals Steve Hughes, M.D., CMO FORTITUDE™ Topline Data Jeffrey M. Statland, M.D., Professor of Neurology, University of Kansas Medical Center A Game-Changing Circulating Biomarker for FSHD Michael Flanagan, Ph.D., CSO Registrational Studies Steve Hughes, M.D., CMO Closing Remarks Sarah Boyce, President & CEO Q&A Session Avidity Management & Dr. Statland Moderator: Kat Lange, CBO

Rapid and statistically significant reduction in cDUX in del-brax treated participants Rapid and consistent reductions in CK, an indicator of muscle damage Participants crossing over to del-brax showed rapid drop in CK cDUX is elevated 6- to 9-fold in people living with FSHD compared to healthy volunteers Elevated cDUX levels are linked to worsening disease and muscle weakness cDUX elevated in people living with FSHD Del-brax reduces cDUX and CK FUNCTIONAL BENEFIT cDUX is key biomarker for accelerated approval path cDUX is the primary endpoint in the FORTITUDE biomarker cohort CK is a secondary endpoint in the FORTITUDE biomarker cohort Written confirmation from FDA that accelerated approval path is open cDUX™: A Game-Changing Circulating Biomarker with the Potential to Accelerate del-brax for People Living with FSHD Connecting the dots from the molecular level to the whole person

cDUX™ is KHDC1L: A Game-Changing DUX4-Regulated Circulating Biomarker

Multi-year Discovery Process

- Member of our 4-gene DUX4 Panel
- FSHD & Healthy Biopsies
- Plasma from FSHD & Healthy Volunteers
- Tapscott Lab & Disease Expertise

cDUX is a Breakthrough in FSHD

- K-homology domain-containing 1 like (KHDC1L) is an RNA-binding protein implicated in germ-cell biology and apoptosis
- Directly upregulated by aberrant expression of DUX4, the root cause of FSHD
- Reliably detected in FSHD-derived myoblast supernatants
- Significantly elevated in people with FSHD compared to healthy volunteer plasma
- cDUX levels are correlated with disease severity and disease progression

AVIDITY BIOSCIENCES

Yao, Z. et al. Hum Mol Genet 23:5342 (2014); Jagannathan, S et al. Hum Mol Genet 25:4419 (2016); Van den Heuvel *et al*, Sci Reports 12:1426 (2022); Tawil, R. et al., Lancet Neurol 23:477 (2024); ReSolve study data

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Rapid, Significant and Consistent Decrease in cDUX™ and Creatine Kinase Circulating Biomarkers Following del-brax Treatment For both cDUX and CK, data represents mean percent change from baseline (averaged screen + day 1 pre-dose) ± SEM. Placebo (n = 13) and pooled del-brax 2mg/kg and 4mg/kg treatment arms (n = 26). In post-hoc analyses, nominal statistical significance reached (p<0.005), denoted by *, for del-brax compared to placebo for cDUX and CK except at the 9-month cDUX timepoint. PBO Del-brax Dose Q6W Q13W Q6W Q13W Reduction of cDUX and CK achieved statistical significance compared to placebo during 12-months of del-brax treatment * * * * * * * * * * * * Stat. sig.

Placebo Participants Transitioning to del-brax Showed Rapid and Consistent Reductions in Creatine Kinase Mean percent change from baseline (averaged screen + day 1 pre-dose) ± SEM; FORTITUDE: pooled del-brax 2mg/kg and 4mg/kg treatment arms (n = 26) or placebo (PBO; n = 13); FORTITUDE-OLE del-brax treatment (n = 24) or placebo transitioned to del-brax (n = 12); OLE data as of May 7th, 2025 Placebo Del-brax 2+4 mg/kg Months Dose Q6W Q13W Q6W Placebo → del-brax Del-brax 2 mg/kg

Compelling Data in FSHD Supports cDUX™ as a Potential Accelerated Approval Endpoint cDUX, a direct target of DUX4, is significantly elevated in people living with FHSD Sustained elevated cDUX levels are associated with disease severity and disease progression in ReSolve natural history study Direct link to FSHD Demonstrated significant and rapid reductions in cDUX and CK in FORTITUDE participants following del-brax treatment Improved functional mobility and muscle strength in FORTITUDE are consistent with changes seen for cDUX and CK FDA confirmed accelerated approval path is open cDUX is the primary endpoint for accelerated approval Predictive of clinical activity

Agenda Delivering for People Living with FSHD Sarah Boyce, President & CEO Advancing the First Potential FSHD Treatment Toward Regulatory Approvals Steve Hughes, M.D., CMO FORTITUDE™ Topline Data Jeffrey M. Statland, M.D., Professor of Neurology, University of Kansas Medical Center A Game-Changing Circulating Biomarker for FSHD Michael Flanagan, Ph.D., CSO Registrational Studies Steve Hughes, M.D., CMO Closing Remarks Sarah Boyce, President & CEO Q&A Session Avidity Management & Dr. Statland Moderator: Kat Lange, CBO

FORTITUDE™ Biomarker Cohort Targeting Accelerated Approval Placebo | Every 6 weeks Duration of Placebo Controlled Study: 12 months FORTITUDE Open Label Extension Trial 2:1 Randomization (N=51) TOPLINE ANALYSIS: 12 month Topline readout expected in Q2 2026 BLA submission anticipated in H2 2026 Phase 1/2 FORTITUDE™ study, biomarker cohort ongoing FDA confirmed accelerated approval path is open for biomarker cohort Primary endpoint is reduction in proprietary circulating biomarker, cDUX™ Biomarker cohort enrollment completed March 2025 Del-brax 2 mg/kg* | Every 6 weeks *Dose listed is siRNA

FDA Written Confirmation that Accelerated Approval Path is Open for FORTITUDE Biomarker Cohort

FORTITUDE™ Biomarker Cohort

- Biomarker cohort fully enrolled
- 12-month registrational study
- 2 mg/kg every 6 weeks
- Placebo-controlled, double blind, 2:1 randomization
- N=51*; ages 16–70
- Participants eligible to roll over into an open label extension

Key Biomarker Endpoints

BIOMARKER

Primary:
cDUX
(*KHDC1L*)

Secondary:
Creatine Kinase

Additional Endpoints

FUNCTIONAL

10MWRT


10m

TUG


3m

STRENGTH

Quantitative Muscle Testing (QMT)

PROs

Signs & Symptoms of FSHD

*The full safety database from the FORTITUDE™ and FORTITUDE-OLE™ trials (N=90) is planned to be included in regulatory package; 10MWRT = 10-meter walk/run test; TUG = timed up and go.

In addition to the standard guidance for the accelerated approval pathway, the company has been given detailed direction by FDA on the necessary validation steps for the surrogate biomarker.

AVIDITY BIOSCIENCES

FORTITUDE™ BIOMARKER 32

FORWARD™ Global Confirmatory Phase 3 Study Underway Duration of Placebo Controlled Study: 18 Months Del-brax 2 mg/kg* | Every 6 weeks Placebo | Every 6 weeks Open Label Extension Trial 1:1 Randomization (N = 200) 78 Week Study Phase 3 FORWARD™ Study Ongoing FDA in alignment with FORWARD™ study design FORWARD™ intended to serve as the confirmatory study for full approval Global study including North America, Europe, and Japan *Dose listed is siRNA

FORWARD™ Confirmatory Phase 3 Trial: Design and Objectives

Confirmatory Study Design

- 2 mg/kg every 6 weeks
- N=200; Ages 16–70
- 1:1 randomization
- Primary analysis at 18 months
- Participants eligible to roll-over into an open label extension
- ~45 global sites

Key Registrational Endpoints*

FUNCTIONAL MOBILITY

- 10MWRT (10m)
- TUG (3m)

STRENGTH

- Quantitative Muscle Testing (QMT)

Additional Endpoints

PROs

- Signs & Symptoms of FSHD

BIOMARKERS

- cDUX
- CK

* Final hierarchy will be selected prior to data base lock, based on evaluation of latest natural history data and efficacy data from FORTITUDE biomarker cohort. Currently, QMT is assigned as the primary endpoint.

AVIDITY BIOSCIENCES FORWARD™ 34

Agenda Delivering for People Living with FSHD Sarah Boyce, President & CEO Advancing the First Potential FSHD Treatment Toward Regulatory Approvals Steve Hughes, M.D., CMO FORTITUDE™ Topline Data Jeffrey M. Statland, M.D., Professor of Neurology, University of Kansas Medical Center A Game-Changing Circulating Biomarker for FSHD Michael Flanagan, Ph.D., CSO Registrational Studies Steve Hughes, M.D., CMO Closing Remarks Sarah Boyce, President & CEO Q&A Session Avidity Management & Dr. Statland Moderator: Kat Lange, CBO

Accelerating del-brax Toward Approval Accelerated Approval Pathway is Open Consistent and Reproducible Topline Data Global Confirmatory Phase 3 Study Initiated Written confirmation from FDA that accelerated approval pathway is open Primary endpoint is reduction in circulating biomarker, cDUX™ Anticipate biomarker cohort topline data in Q2 2026 and BLA submission in H2 2026 Unprecedented and consistent reduction in DUX4-regulated biomarkers Improved functional mobility and muscle strength Favorable safety and tolerability Aligned with FDA on confirmatory Phase 3 FORWARD™ trial design 200 participants, 18-month trial initiated 1:1 randomized, double blind, placebo-controlled trial

OUR VISION To profoundly improve people’s lives by revolutionizing the delivery of RNA therapeutics Amy Living with FSHD Amy Living with FSHD

June 9, 2025 NASDAQ: RNA | aviditybio.com Investor & Analyst Event Series     Delivering for People Living with Facioscapulohumeral Muscular Dystrophy (FSHD)